SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	February 20, 2008
W.W. Grainger, Inc.
(Exact Name of Registrant as Specified in its Charter)
Illinois
(State or Other Jurisdiction of Incorporation)
1-5684	36-1150280
(Commission File Number)	(I.R.S. Employer Identification No.)
100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)
(847) 535-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

(c) On February 20, 2008, the Company’s Board of Directors elected Ronald L. Jadin, age 47, to the position of Senior Vice President and Chief Financial Officer. He is replacing P. Ogden Loux, who was named Vice Chairman. The change will be effective March 1, 2008.

A copy of the Company’s press release announcing Ronald L. Jadin election is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits (numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Document Description

99.1	Press release issued by the Company on February 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2008

W.W. GRAINGER, INC.

By:	/s/ John L. Howard
John L. Howard Senior Vice President and General Counsel

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